UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 22, 2007

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
----------------------------	----------------	-------------
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(IRS EMPLOYER
OF INCORPORATION OR	NUMBER)	IDENTIFICATION NUMBER)
ORGANIZATION)

1030 NORTH ORANGE AVENUE, SUITE 105 ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

Registrant’s telephone number, including area code: (407) 367-0944
Registrant’s facsimile number, including area code: (407) 367-0950
Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an
Obligation under an Off-Balance Sheet Arrangement.

HBK Notice of Default

On March 21, 2007 PainCare Holdings, Inc. (the "Company") received a notice of default (the "HBK Notice") from HBK Investments L.P. (the "Agent") with respect to that certain Loan and Security Agreement dated May 11, 2005, as amended (the "Loan Agreement"), entered into by the Company, the Company's subsidiaries, the Agent, HBK Master Fund L.P., ("HBK-MF") and Del Mar Master Fund Ltd. ("Del Mar," and together with HBK-MF the "Lenders").

The HBK Notice, a copy of which is attached hereto as an exhibit, sets forth certain alleged events of default by the Company under the Loan Agreement, including, without limitation, the failure by the Company to make certain payments due under the Loan Agreement.

The HBK Notice further provides that (i) the default rate of interest as set forth in the Loan Agreement is in effect until such time as all such alleged events of default have either been cured or waived in writing, and (ii) the Agent and Lenders expressly reserve all of their remedies, powers, rights, and privileges under the Loan agreement, at law, in equity, or otherwise including, without limitation, the right to declare all obligations under the Loan Agreement immediately due and payable.

CPM Notice of Default

On March 15, 2007, the Company received a notice of breach and default (the "CPM Notice") from The Center for Pain Management, LLC ("CPM") with respect to that certain Asset Acquisition Agreement dated December 1, 2004 (the "APA") entered into by the Company, PainCare Acquisition Company XV, Inc. (the "Subsidiary"), CPM, and the owners of CPM (the "Members").

The CPM Notice, a copy of which is attached hereto as an exhibit, sets forth the Company's failure to make certain installment payments of cash and common stock under the terms of the Agreement.

The CPM Notice further provides that unless the alleged events of default set forth in the CPM Notice are cured by the Company, (i) certain non-competition and non-solicitation provisions binding the Members will cease as of April 24, 2007, and (ii) CPM and the Members will have, as of April 12, 2007, certain rights under that certain Stock Pledge Agreement dated December 1, 2004 (the "Pledge Agreement") entered into by the Company and the Members, including, but not limited to, the right to foreclose on the issued and outstanding shares of stock of the Subsidiary.

ITEM 9.01

Financial Statements and Exhibits

(d)	Exhibits.

	99.1	Notice of Default dated March 21, 2007.

	99.2	Notice of Breach and Default dated March 15, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated March 27, 2007	PAINCARE HOLDINGS, INC.

	By:	Randy Lubinsky
Randy Lubinsky
Chief Executive Officer and Director